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                                                                    EXHIBIT 23.1


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation of our report dated May 17, 2000, with respect to the financial statements and supplemental schedules of the REMEC, Inc. Profit Sharing 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                                  /s/ Ernst & Young LLP

                                                  ERNST & YOUNG LLP


San Diego, California
June 27, 2000